Letter of Transmittal


       U.S. Securities and Exchange Commission
       Filing Desk
       450 5th. St., N.W.
       Washington, DC 20549

       Re: East End Mutual Funds, Inc.
           CIK No. 0000920261
           File Nos. 033-80020


       Commissioners:

       Filed herewith on EDGAR in accordance with the provisions of Regulation S-T is post Effective Amendment No. 1 to the captioned Funds's Registration Statement on Form N1-A. Changes have been marked in accordance with Regulation 310 and copies of the Articles of Incorporation , By-Laws and Investment Managemet agreement are included as Exhibits in accordance with Regulation 102(c).


                                   Very Truly Yours


                                   Martin V.Miller










       AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON 10/28/96
                               FILE NO:  811-8408

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A
       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  /X/


       Pre-Effective Amendment    No.      /____/


       Post-Effective Amendment    No. 1   /_X_/

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY      /X/
       ACT OF 1940

                            Amendment No. 1

                    (Check appropriate box or boxes.)

                        EAST END MUTUAL FUNDS, INC.
            (Exact name of Registrant as Specified in Charter)
                         736 West End Avenue, Suite 3A
                         New York, New York 10025-6245
                    (Address of Principal Executive Office)
                 Registrant's Telephone Number, including Area Code:
                                  212-666-0289

                 ARISTIDES M. MATSIS, 736 WEST END AVENUE, SUITE 3A
                            NEW YORK, NEW YORK 10025-6245
                      (Name and Address of Agent for Service)

                       Please send copy of communications to:
                           MARTIN V. MILLER, ESQUIRE
                              10 East Court Street
                         Doylestown, Pennsylvania 18901
                                  215-345-7110

                ANNUAL REGISTRATION STATEMENT PURSUANT TO RULE 485

       It is proposed that this filing will become effective immediately upon filing.

       A Rule 24f-2 Notice for the year ended June 30, 1996 was filed on August 27,1996



                                   FORM N-1A

                             CROSS REFERENCE SHEET

       Form N-1A Part A

       ITEM NO.                      PROSPECTUS LOCATION

       1.   Cover Page     .    .    Cover Page


       2.   Synopsis  .    .    .    Shareholder Transaction
                                     Expenses

       3.   Condensed Financial
            Information   .    .     Per Share Table



       4.  General Description of
           Registrant     .    .    Investment Objective of the
                                    Fund; Investment Policies of
                                    the Fund; Other Investment
                                    Policies; Investment Risks;
                                    Who Should Invest; General
                                    Information; Dividends and
                                    Distributions; Taxation

       5.  Management of the
           Fund .    .    .    .    Management's Experience;
                                    How the Fund is Managed;
                                    Fund Service Providers

       5A. Management Discussion of
           Fund Performance         Management Discussion of
                                    Fund Performance

       6.  Capital Stock and
           Other Securities    .    General Information

       7.  Purchase of Securities
           Being Offered  .    .    How to Invest in the Fund;
                                    How Net Asset Value is Determined
                                    Plan of Distribution;

       8.  Redemption or
           Repurchase               How to Sell (Redeem) Your Shares


                                    FORM N-1A PART B


                      LOCATION IN STATEMENT OF ADDITIONAL INFORMATION

       ITEM NO.

       9.  Pending Legal
           Proceedings    .    .    .    None

       10. Cover Page     .    .    .    Cover Page

       11. Table of Contents   .    .    Table of Contents

       12. General Information and       The Company; Description of
           History   .    .    .         Predecessor Company and the
                                         Management; Independent
                                         Auditors

       13.Investment Objectives          Investment Objective and
          and Policies   .    .         .Policies; Investment
                                         Restrictions

       14. Management of the Fund .    . Investment Manager; Directors
                                         and Officers

       15. Control Persons and           Control Persons and Principal
           Principal Holders             Holders of Securities
           of Securities  .    .

       16. Investment Advisory           The Investment Manager
           and Other                     Independent Auditors
           Services  .    .    .         See item "Fund Service
                                         Providers" in Prospectus

       17. Brokerage Allocation          Execution of Portfolio
                                         Transactions

       18. Capital Stock and Other
           Securities     .    .         See "General Information" in
                                         Prospectus

       19. Purchase, Redemption and      Additional Purchase and
           Pricing of Securities         Redemption Information
           Being Offered  .    .         Distribution Plan



                       FORM N-1A PART B (Continued)

       20. Tax Status     .    .    .    Tax Information
                                         Tax Distributions of Dividends

       21. Underwriters   .    .         Not Applicable

       22. Calculations of Performance
           Data                          Measuring Performance

       23. Financial Statements     .    Independent Auditors' Report;
                                         Schedule of Investments 6/30/96;
                                         Statement of Assets and Liabilities
                                         6/30/96; Notes to Financial Statement
                                         6/30/96




                                        PART C

                                   OTHER INFORMATION

 Item 24.  Financial Statements
           and Exhibits

           (a)  Financial Statements

                Schedule of Investments 6/30/96
                Statement of Assets and Liabilities 6/30/96




           (b)  Exhibits                                    Exhibit No.

                (1)  copies of the Charter as now
                     in effect;

                     Articles of Incorporation                1*
                (2)  copies of the existing bylaws
                     or instruments corresponding
                     thereto;

                     Copy of Bylaws                           2*

                (3)  copies of any voting trust              None
                     agreement with respect to
                     more than 5 percent of any
                     class of equity securities
                     of the Registrant;

                (4)  copies of all instruments             Article VI
                     defining the rights of holders        Section (e)
                     of the Securities being               of Exhibit
                     registered including where               No. 1
                     applicable, the relevant
                     portion of the Articles of
                     Incorporation or bylaws of the
                     Registrant;

                 (5) copies of all investment
                     advisory contracts relating to
                     the management of the assets
                     of the Registrant;

                     Form of Investment Management               5*
                     Agreement between East End
                     Mutual Funds, Inc. with
                     respect to The Capital
                     Appreciation Series and East
                     End Investment Management Company;

                (6)  copies of each underwriting or

    16*****


                     distribution contract between
                     the Registrant and a principal
                     underwriter, and specimens or
                     copies of all agreements between
                     principal underwriters and dealers;

                (7)  copies of all bonus, profit                 None
                     sharing, pension or other similar
                     arrangements wholly or partly for
                     the benefit of directors or
                     officers of the Registrant in
                     their capacity as such; any such
                     plan that is not set forth in a
                     formal document, furnish a
                     reasonably detailed description thereof;

                (8)  copies of all custodian
                     agreements and depository
                     contracts under Section 17(f)
                     of the 1940 Act with respect
                     to securities and similar
                     investments of the Registrant,
                     including the schedule of remuneration;

                     Form of Custodian Agreement             8***
                     between East End Mutual Funds,
                     Inc. and The Provident Bank;

                 (9)  copies of all other material contracts
                     not made in the ordinary course
                     of business which are to be
                     performed in whole or in part at
                     or after the date of the filing of
                     the Registration Statement;

                     (a)  Transfer Agency and Service        9(a)***
                          Agreement between East End
                          Mutual Funds, Inc. and
                          East End Investment Management
                          Company;

                     (b)  Pricing of Portfolio                9(b)***
                          Agreement between East End
                          Mutual Funds, Inc. and
                          East End Investment Management
                          Company;

                     (c)  Administration Agreement for        9(c)***
                          Reporting and Accounting
                          Services between East End Mutual
                          Funds, Inc. and East End
                          Investment Management Company.

                (10) an opinion and consent of counsel       10****
                     as to the legality of the securities
                     being registered, indicating whether
                     they will, when sold, be legally
                     issued, fully paid and non-assessable;

                (11) copies of any other opinions,
                     appraisals or rulings and consents
                     to use thereof relied on in the
                     preparation of this Registration
                     Statement and required by Section 7
                     of the 1933 Act.

                     (a)  Independent Auditors Report

   11(a)*****



                     (b)  Consent of Independent Public

   11(b)*****


                          Accountants

                 (12) all financial statements                None
                     omitted from Item 23;

                 (13) copies of any agreements or             None
                     understandings made in
                     consideration for providing the
                     initial capital between or among
                     the Registrant, the underwriter,
                     adviser, promoter, or initial
                     stockholders and written assurances
                     from promoters or initial shareholders
                     that their purchases were made for
                     investment purposes without any
                     present intention of redeeming or
                     reselling;

                (14) copies of the model plan used in the
                     establishment of any retirement plan
                     in conjunction with which Registrant
                     offers its securities, any instructions
                     thereto and any other documents making
                     up the model plan.  Such form(s) should
                     disclose the costs and fees charged in
                     connection therewith;

                     Master Retirement Plan                  14(a)***
                     Master Retirement Plan - Profit Sharing
                     Adoption Agreement                      14(b)***
                     Master Retirement Plan - Money Purchase
                     Adoption Agreement                      14(c)***
                     Simplified Employee Pension Plan
                     Adoption Agreement                      14(d)***
                     Self Directed Individual Retirement
                     Account                                 14(e)***
                     Standardized Paired Profit Sharing
                     Plan with Trust Agreement               14(f)***

                (15) copies of any plan entered into
                     by Registrant pursuant to Rule 12b-1
                     under the 1940 Act, which describes
                     all material aspects of the
                     financing of distribution of
                     Registrant's shares, and any agreements
                     with any person relating to implement-
                     ation of such Plan;

                     Form of Plan of Distribution            15(a)**
                     to be adopted by East End Mutual          (b)(ii) ***
                     Funds, Inc. with respect to the
                     Capital Appreciation Series;

                     Form of Agreement Pursuant to           15(b)***
                     Plan of Distribution between

    Form of Selling
                     East End Mutual Funds, Inc. with   Agreement 15(b)(ii)


                     respect to the Capital Appreciation        *****
                     Series and East End Investment
                     Management Company;

                (16) Schedule for computation                 16 *****
                     of each performance quotation
                     provided in the Registration
                     Statement in response to Item 22
                     (which need not be audited);

    * These Exhibits were filed with Registration Statement - 6/2/94. ** This Exhibit was filed with Pre-Effective Amendment No. 2 - 9/14/94. *** This Exhibit was filed with Pre-Effective Amendment No. 3 - 1/25/95. **** This Exhibit was filed with Post-Effective Amendment No.4 - 5/4/95


   *****This Exhibit was filed with Post-Effective Amendment No.1 10/28/96




 Item 25.  Persons Controlled by or Under Common Control With Registrant

 See Caption "Control Persons and Principal Holders of Securities" in the Statement of Additional Information

 Item 26.  Number of Holders of Securities

           (a)  Title of Class

                Common Capital Stock, $.001 par value

           (b)  Number of Record Holders

                3


 Item 27.  Indemnification

 (a) General. The Articles of Incorporation (the "Articles") of the Corporation provide that to the fullest extent permitted by
 Maryland statutory and decisional law and the Investment Company Act of 1940, no director or officers of the Corporation shallbe personally liable to the Corporation or its shareholders for money damages.

 The Articles further provide that the Corporation shall indemnify

 (1) its directors and officers, whether serving the corporation, or at its request, any other entity, to the full extent permitted or required by the general laws of the State of Maryland now or hereafter in force, including the advancing of expenses under the procedures and to the full extent permitted by law, and

 (2) its other employees and agents,to such extent as shall be authorized by the Board of Directors, the Corporation's
 By-Laws and permitted by law. The foregoing rights indemnifi-cation are not exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out the indemnification provisions and is expressly empowered to adopt, approve, and amend, from time to time, such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law.

 The Articles further provide that no amendment of the Articles of Incorporation shall limit or eliminate the right to indemnification provided, with respect to acts or omissions occurring prior to such amendment. Nothing contained in the Articles shall be construed to authorize the Corporation to indemnify any officer or director of the Corporation against any liability to the Corporation or to any hold-ers of securities of the Corporation to which he or she is subject by reason of willful malfeasance,bad faith,gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the Investment Company Act of 1940.

 The By-Laws of the Corporation provide that the Corporation shall indemnify any individual who is a present or former director or officer of the Corporation and who, by reason of his or her position was, is or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter collectively referred to as a "Proceeding") against judgments, penalties, fines, settlements and reasonable expenses actually incurred by such director or officer in connection with such Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law.

 (b) Disabling Conduct. The By-Laws provide that nothing therein shall be deemed to protect any director or officer against any liability to the Corporation or its shareholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (such conduct hereinafter referred to as "Disabling Conduct").

 The By-Laws provide that no indemnification of a director or officer may be made unless: (1) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the director or officer to be indemnified was not liable by reason of Disabling Conduct; or (2) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the director or officer to be indemnified was not liable by reason of Disabling Conduct, which determination shall be made by: (i) the vote of a majority of a quorum of directors who are neither "int-erested persons" of the Corporation as defined in Section 2(a)(19)
 of the Investment Company Act of 1940, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

 (c) Standard of Conduct. Under Maryland law, the Corporation may not indemnify any director if it is proved that: (1) the act or omission of the director was material to the cause of action adjudicated in the Proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit; or (3) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. No indemnification may be made under Maryland law unless authorized for a specific proceeding after a determination has been made, in accordance with Maryland law, that indemnification is permissible in the circum-stances because the requisite standard of conduct has been met.

 (d) Required Indemnification. Maryland law requires that a director or officer who is successful, on the merits or otherwise, in the defense of any Proceeding shall be indemnified against reasonable expenses incurred by the director or officer in connection with the Proceeding. In addition, under Maryland law, a court of appro-priate jurisdiction may order indemnification under certain cir-cumstances.

 (e) Advance Payment. The By-Laws provide that the Corporation may pay any reasonable expenses so incurred by any director or officer in defending a Proceeding in advance of the final disposition there-of to the fullest extent permissible under Maryland law. In accord-ance with the By-Laws, such advance payment of expenses shall be made only upon the undertaking by such director or officer to repay the advance unless it is ultimately determined that such director or officer is entitled to indemnification, and only if one of the following conditions is met: (1) the director or officer to be indemnified provides a security for his undertaking; (2) the Corp-oration shall be insured against losses arising by reason of any lawful advances; or (3) there is a determination, based on a review of readily available facts,that there is reason to believe that the director or officer to be indemnified ultimately will be entitled to indemnification, which determination shall be made by:(i) a majority of a quorum of directors who are neither "interested persons" of the Corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

 (f) Insurance. The By-Laws provide that, to the fullest extent permitted by Maryland law and Section 17(h) of the Investment Company Act of 1940, the Corporation may purchase and maintain insurance on behalf of any officer or director of the Corporation, against any liability asserted against him or her and incurred by him or her in and arising out of his or her position, whether or not the Corporation would have the power to indemnify him or her against such liability.

 (g) Public Policy Presumption under the Securities Act of 1933 and Undertaking Pursuant to Rule 484(b)(1) under the 1933 Act. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the Registrant's By-Laws or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is,therefore, unenforceable.

   In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

 Item 28.  Business and Other Connections of Investment Adviser

 Aristides M.Matsis and Michael A.Matsis are principals in Matsis Associates which is a company that was engaged in the business of owning and operating restaurants.In addition, both have been managing a trust and in connection therewith have been investing and reinvesting the trust assets.

 Item 29.  Principal Underwriter

           The Fund does not have a principal underwriter

 Item 30.  Location of Accounts and Records

          The books and records of the Fund, are maintained at East End Investment Management Company, 736 West End Avenue, Suite 3A, New York,NY 10025.

 Item 31.  Management Services

           There are no management service contracts not described in Part A or Part B of this Form N-1A

 Item 32.  Undertakings

           (a) Registrant agrees that the Directors of East End Mutual, Funds, Inc. will promptly call a meeting of shareholders for the purpose of acting upon questions of removal of a director or directors, when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

          (b) Registrant agrees to file a post-effective amendment, using financial statements which need not be certified within 4 to 6 months from the effective date of Registrant's 1933 Act Registration Statement.

                                     SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post Effective Registration to the Statement to be signed on its behalf by the undersigned, hereunto duly authorized in New York, New York, on the 25th. day of October, 1996.

                                           EAST END MUTUAL FUNDS, INC.


                                    BY:    /s/ Aristides Matsis
                                                 President

           Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

 NAME                     TITLE                    DATE

                               Director,           10/25/96
 /S/ ARISTIDES M. MATSIS       President
                               and Treasurer

                               Director, Vice      10/25/96
 /S/ MICHAEL A. MATSIS         President and
                               Secretary

                               Director            10/25/96
 /S/ FREDERICK M. FISHER










                            STATEMENT OF ADDITIONAL INFORMATION


                               EAST END MUTUAL FUNDS, INC.
                               Capital Appreciation Series
                              736 West End Avenue, Suite 3A
                                 New York, NY 10025-6245
                                Tel. No.:  1-800-289-6336



                                  Dated:  October 28, 1996



                  This Statement of Additional Information is not a prospectus. It contains information in addition to that set forth in the Fund's prospectus, dated June 30,1996 It is intended to provide you with more detailed information regarding the activities and operations of the Fund, and should be read in conjunction with the prospectus, a copy of which may be obtained from East End Mutual Funds, Inc. without charge at the address stated above or by calling the above number.



                                TABLE OF CONTENTS
                                                                   Page
       The Company    .    .    .    .    .    .    .    .           3
       Investment Objective and Policies  .    .    .    .    .      3
       Investment Restrictions  .    .    .    .    .    .    .      7
       Distribution Plan   .    .    .    .    .    .    .    .      9
       Distributions of Dividends.   .    .    .    .    .    .     10
       Directors and Officers   .    .    .    .    .    .    .     11
       Control Persons and Principal
       Holders of Securities    .    .    .    .    .    .          13
       The Investment Manager   .    .    .    .    .    .    .     13
       Execution of Portfolio Transactions     .    .    .    .    .16
       Additional Purchase and Redemption Information    .    .    .17
       Tax Information     .    .    .    .    .    .    .    .     19
       Description of Predecessor Company
       and Management .    .    .    .    .    .    .               23
       Independent Auditors     .    .    .    .    .    .    .     23
       Measuring Performance    .    .    .    .    .    .    .     23


                                 THE COMPANY

                  East End Mutual Funds, Inc. (the "Company") is an open-end, diversified management investment company. The Company currently offers shares of the Capital Appreciation series only. Prior to its organization as a corporation, the Company was organized and operated as a private investment trust.

                  East End Investment Management Company (the "Manager") manages the portfolio of assets of the Capital Appreciation series.

                       INVESTMENT OBJECTIVE AND POLICIES

                  The investment objective and policies of the Fund are described in detail in the Fund's prospectus. The following discussion supplements the Prospectus discussion.

       "When Issued" Securities

                 The Fund may, from time to time, purchase securities on a "when-issued" basis. The price of such securities is fixed at the time when the purchase is made, but delivery and payment for the "when-issued" securities take place at a later date. Normally, the settlement date, when payment is made, occurs within one month of the date of purchase. While "when-issued" securities may be sold prior to the settlement date, it is the intention to purchase such securities for the purpose of acquiring them unless a sale appears more advantageous. At the time a commitment is made to purchase a security on a "when-issued" basis, the transaction will be recorded and the value of the security reflected in the Fund's per share net asset value. The market value of the "when-issued" securities may be more or less than the purchase price at the time of settlement. The Manager does not believe that the Fund's per share net asset value will be adversely affected by its purchase of securities on a "when-issued" basis. The Fund will establish a segregated account with its custodian bank in which it will maintain cash and high-grade liquid debt securities equal in value to the commitments for "when-issued" securities. Such securities either will be acquired or, if appropriate, will be sold on or before the settlement date. To the extent that assets in the Fund are held in cash pending settlement of the purchase of "when-issued" securities, the Fund will earn income on these assets.

                  By taking a position in the "when-issued" securities before the settlement date, the Manager will secure its allotment of a security on behalf of the Fund at a known price and quantity instead of taking a chance that the securities will be available later, on the open market, at a price and quantity that suits the Manager.

       Short Term Trading

                       In seeking the Fund's objective, the Manager will buy or sell portfolio securities whenever the Manager believes it is appropriate to do so. In deciding whether it is appropriate to sell portfolio securities, the Manager does not consider how long the Fund has owned the security. From time to time, the Fund securities will be purchased with a view of realizing short-term trading profits. By executing short-term sales, the Manager limits its exposure to losses which may be greater than the costs and expenses of trading involved. Changes in the securities held in the Fund's portfolio is known as "portfolio turnover" and generally involves some expenses to the Fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of the securities and the reinvestment of the proceeds in other securities. If sales of the portfolio securities cause the Fund to realize short term capital gains, such gains will be taxable as ordinary income. As a result of the Fund's investment policies, under certain market conditions the Fund's portfolio turnover rate may be greater than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of securities to the monthly average of the value of securities-- excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when the Manager considers a change in the Fund's portfolio.

       Foreign Securities

                  Since foreign securities are normally denominated and traded in foreign currencies, the values of the Fund's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations. Exchange rates with respect to certain currencies may be particularly volatile and the Fund's policy is not to invest in securities denominated in those currencies. There may be less information publicly available about a foreign company than a U.S. company and while foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S., the American Depository Receipts and U.S.investment companies which invest in the securities of issuers located in particular foreign countries ("country funds") are subject to such U.S. reporting and accounting standards and practices. Foreign income taxes may be withheld at the source on payment of dividends of the foreign issuer.

                   The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the U.S.

                  In addition, with respect to certain foreign countries,
       there is a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the U.S. or other countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries. Special tax consideration apply to foreign securities. The Fund intends to invest only in the American Depository Receipts, the shares of foreign companies whose shares are directly listed on U.S. exchanges and in the shares of country funds to eliminate or minimize some of the foregoing risks.

       Securities Loans

                 The  Fund  may  make  secured  loans  of  its  portfolio
       securities amounting to no more than 25% of its total assets, thereby realizing additional income. The risks of lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker dealers pursuant to agreements requiring that the loans continuously be secured by collateral consisting of cash or short term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends and interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans on reasonable notice at any time, and it will do so to enable the Fund to exercise voting power on any matters materially affecting the investment. The Fund may also call such loans to sell the securities. This practice allows the Fund to have interest income it would not have had otherwise.

                             INVESTMENT RESTRICTIONS

                  The following investment restrictions have been adopted by the Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Fund's outstanding voting securities. The Fund may not:

                  1. With respect to 75% of its total assets, invest in the securities of any one issuer (other than those issued or guaranteed as to principal and interest by the U.S. Government and its agencies and instrumentalities), if immediately after and as a result of such investment (a) more than 5% of the total assets of the Fund would be invested in the securities of such issuer or (b) more than 10% of any class of the outstanding voting securities of any issuer would be held.

                  2. Make loans to others, except (a) by the purchase of debt securities which are either publicly distributed or customarily purchased by institutional investors, and (b) by lending of up to 25% of its portfolio securities.

                  3. (a) Borrow money other than from a bank for temporary or emergency purposes and then only in an amount not in excess of 5% of its total assets (at the lower of cost or fair market value): any such borrowing will be made only if immediately thereafter there is asset coverage of at least 300% of all borrowings; (b) mortgage, pledge or hypothecate any of its assets except in connection with permissible borrowings.

                  4. Purchase securities on margin or underwrite securities.

                  5. Invest in oil, gas or mineral exploration or development leases and programs, or real estate. (This does not preclude investments in marketable securities of issuers engaged in such activities.)

                  6.   Invest in commodities or commodity contracts.

                  7. Invest more than 25% of the market value of its total assets in the securities of companies engaged in one
       industry.   (This  restriction does not apply to securities of the
       U.S. Government, its agencies and instrumentalities.)

                  8. Issue senior securities except that the Fund shall not be prohibited from making any permitted borrowings, mortgages or pledges.

                  9.   Engage in the short sales of securities.

                 10. Invest more than 5% of its total assets in securities of any one issuer which, together with predecessors, has not had a record of at least three years of continuous operation.

                 11. Invest in the securities of other investment companies, except as such securities may be acquired as part of a merger, consolidation or acquisition of assets and except as to investments in foreign country funds which are registered investment companies.

                 12. Invest in securities with legal or contractual restrictions on resale, or securities which are not readily marketable.

                 13. Invest in any issuer for purposes of exercising control or management.

                  Investment restrictions, 1 through 9 are fundamental policies and may not be changed without shareholder approval.

                  Investment restrictions 10 through 13 may be changed without shareholder approval.

                  The percentage limitations set forth in the investment restrictions described above, are considered at the time that securities are purchased.

                                DISTRIBUTION PLAN

                  The  Fund  has  adopted a Distribution Plan pursuant to
       Rule 12b-1 under the Investment Company Act of 1940. The purpose of the plan is to permit the Fund to compensate dealers for services provided and for advertising, promotion and other distribution expenses. The 12b-1 fee will be capped at the annual rate of .50% of the Fund's average net assets, subject to the right of the Fund's Board of Directors to reduce the amount of payments or to suspend the Plan for such periods as they may determine.

                  Subject to these limitations, the amount of such payments and the specific purposes for which they are made shall be determined by the Board of Directors of the Fund.

                   Continuance  of the plan is subject to annual approval
       by the Board of Directors of the Company, including a majority of the Board of Directors who are not interested persons of the Company and who have no direct or indirect interest in the Plan or related agreements (the "Rule 12b-1 Directors"), cast in person at meeting called for that purpose. All material amendments to the Plan must likewise be approved by the Board of Directors, including a majority of the Rule 12b-1 Directors. The Plan may not be amended in order to increase materially the costs the Fund may bear for distribution pursuant to the Plan without being approved by a majority of the outstanding voting securities of the Fund. The Plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the outstanding voting securities of the Fund or by a vote of the majority of the Rule 12b-1 Directors.

                           DISTRIBUTIONS OF DIVIDENDS

       Distributions to Shareholders

                  The Fund intends to declare and pay dividends and other distributions, as stated in its Prospectus. In order to avoid the payment of any federal excise tax, the Fund must declare on or before December 31 of each year distributions at least equal to 98% of its ordinary income for that calendar year and at least 98% of the excess of any capital gains over capital losses realized in the 12 month period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains from the previous calendar year on which no federal income tax was paid.

                  Distributions by the Fund result in the reduction of the net asset value of the Fund's shares. Should a distribution reduce the net asset value below the shareholder's cost basis, such distribution would, nevertheless, be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a partial return of their investment upon such distribution, which will, nevertheless, be taxable to them.

                             DIRECTORS AND OFFICERS

                   The Directors are responsible for the overall management of the Fund, including general supervision and review of the investment activities. The Officers, who administer the Fund's daily operations, are appointed by the Board of Directors. The current Directors and Officers of the Company and their affiliations and principal occupations for the past five years are set forth below. The Company does not have any plans in effect which provide profit sharing, pension or retirement benefits for the Directors and Officers or which provides them with health insurance benefits. At present, none of the Directors will receive any fees or other compensation for serving as Directors. The Company may determine in the future to pay fees to the non-interested directors as well as their expenses.

       Aristides M. Matsis:* Chairman of the Board and a Director, President and Treasurer of the Company. His address is 736 West End Avenue, New York, New York 10025. He was a founder and a principal of the Matsis Group, a company that owns and operates restaurants. He is an active private investor and is the manager of private investment portfolios including the management, over the past five years, of a private investment trust with an investment objective and policies similar to those of the Fund.

       Michael A. Matsis:* Vice Chairman of the Board and a Director, Vice President and Secretary of the Company. His address is 302 East 91st. Street, New York, New York 10028. He is the son of Mr. Aristides Matsis. He received a Bachelor of Science degree from the University of Albany with a major in finance. Since 1985, he has been a principal of the Matsis Group, a company that owned and operated restaurants. He is a registered investment advisor with the U.S. Securities and Exchange Commission. He was qualified as a registered representative with the National Association of Securities Dealers, Inc. and the State of New York and has been employed as such by several stock brokerage companies. Over the past five years he and Mr. Aristides M. Matsis provided investment advice to a private investment trust with an investment objective and policies similar to those of the Fund.
       _______________

       * An "interested person" of the Fund as defined in the Investment Company Act of 1940.


       Frederick M. Fisher, D.D.S., Director. His address is 1498 Third Avenue, New York, New York 10028. Dr. Fisher is in the private practice of dentistry in New York, New York.

       Jeffrey W. Newcomer,D.P.M., Director. His address is 74 Ashton Place, Buffalo, New York. Dr. Newcomer is in private practice in Buffalo, New York.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

                  Mr. Aristides M. Matsis, will provide the Company with its initial capital. As a result, he will, at the time that the Company becomes operational, own 100% of the shares of the Fund at its inception and be a control person of the Company.

                             THE INVESTMENT MANAGER

                  Investment management services are provided to the Fund by East End Investment Management Company (the "Manager") pursuant to an investment management agreement dated June 28, 1995. The Investment Management Agreement will remain in effect until June 28,1996 unless sooner terminated, and shall continue in effect thereafter for periods not exceeding one year so long as such continuation is approved at least annually by (1) the vote of a majority of the Directors of the Company including by a majority of the non-interested Directors cast in person at a meeting called for the purpose of voting on such approval or (2) by a majority of the Fund's outstanding voting securities. The Agreement may be terminated at any time, without penalty, by the Fund or the Manager upon sixty days written notice, and is automatically terminated in the event of its assignment as defined in the Investment Company Act.

                  Mr. Aristides M. Matsis, is a Director and is President and Treasurer and Mr. Michael A. Matsis is a Director, Vice President and Secretary, of the Manager. Mr. Aristides M. Matsis owns 85% of the Manager's outstanding voting securities and Mr. Michael A. Matsis, 15%.

                  The  Fund  is  responsible  for  the  Fund's  operating
       expenses including, but not limited to: the costs of portfolio securities purchased or sold (including brokerage commissions and referral fees to brokers, if any, for referring institutional investors) and any losses incurred in connection with such transactions; fees payable to or the reimbursement of expenses incurred on behalf of the Fund by the Manager under the Investment Management Agreement; Plan of Distribution payments; the expenses of organizing the Company and the Fund; filing fees and expenses relating to the registration and qualification of the Fund's shares and the Company under federal and/or state securities laws and maintaining such registrations and qualifications; fees payable to the Company's Directors who are non-interested Directors and all expenses incurred in connection with services, including travel expenses; taxes and governmental fees; costs of liability, fidelity and other insurance (including directors and officers liability insurance and errors and omissions insurance); expenses arising out any claim for damages or other relief asserted against the Company or the Fund; legal fees and expenses and accounting and auditing expenses; charges of the custodian; charges of the transfer agent, pricing agent and other agents; the expenses of setting in type, printing and mailing prospectuses, statements of additional information, proxy materials and shareholder reports to existing shareholders; any extraordinary expenses (including any expenses the Company may incur as a result of its involvement in any action, suit or proceeding or its legal obligation to provide indemnification to its officers, directors, employees and agents); fees, voluntary assessments and other expenses incurred in connection with membership in investment company trade organizations; the costs of printing, mailing and tabulating proxies and the costs of meetings of shareholders, the Board and any committees of the Board; the cost of educational materials, informative literature and other publications provided by the Company to its Directors and Officers in connection with the performance of their duties.

                  The Manager has agreed that if, in any fiscal year, the
       Fund shall qualify its shares for sale in any jurisdiction, the applicable statutes or regulations of which expressly limit the amount of the Fund's total annual expenses, the Manager shall defer its annual investment management fee to the extent that the Fund's total annual expenses as a percentage of average net assets (other than brokerage commissions, other capital items, interest, taxes, extraordinary items and other excludable items, charges, costs and expenses) exceed the percentage limitations imposed on the Fund by the most stringent regulations of any such jurisdiction, so long as the Fund remains so qualified in such jurisdiction. California presently limits expenses to 2 1/2% of the first $30 million of the average net assets of the Fund, 2% of the next $70 million and 1 1/2% of all in excess of $100 million. Because the Fund does not charge a sales charge at the time Fund shares are purchased, California law permits the amount of the distribution fee payable by the Fund (see "Distribution Plan," page 9) to be excluded from total annual expenses.

                  To the extent the Manager performs a service or assumes an operating expense for which the Fund is obligated but cannot, at the time, pay (other than services which the Manager is obligated to perform under the Investment Management Agreement) or defers its fee as the result of the application of a state expense limitation requirement, the Manager is entitled to seek reimbursement from the Fund within the following three years for the Managers' costs incurred in rendering such service, assuming such expense or deferring its fee.

                           EXECUTION OF PORTFOLIO TRANSACTIONS

                  Pursuant to the Investment Management Agreement, the Manager determines which securities are to be purchased and sold by the Company on behalf of the Fund and which broker-dealers are eligible to execute the Fund's transactions, subject to the instructions of and review by the Company's Board of Directors. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market maker" unless, in the opinion of the Manager or the Fund, a better price and execution can otherwise be obtained by using a broker for the transaction. Where possible, purchase and sale transactions will be effected through broker-dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere.

                 Securities may also be purchased from a broker-dealer acting as dealer and from underwriters. Dealers and underwriters usually act as a principal for their own account.
       Purchases from dealers will include the spread between the bid and asked price and purchases from underwriters will include a concession paid by the issuer to the underwriter.

                 Investment decisions for the Fund are made independently from those of other client accounts of the Manager. Nevertheless, it is possible that at times identical securities will be selected for investment by the Fund and for one or more of such client accounts. To the extent that any client account and the Fund are in the market for the same security at the same time, the number of shares or amount of securities being sought for the Fund may not be obtainable or, if obtainable, then at a higher price. Similarly, the Fund may not be able to obtain as high a price for, or to sell the number of shares or amount of securities desired, at the same time.

                  The Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction. However, consideration is regularly given to information concerning the prevailing level of commissions
       charged   on  comparable  transactions  by  qualified  brokers  in
       general.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                   Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible  but  no  later  than  seven  days  after  receipt by the
       Fund's Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Fund's Prospectus, except that the right of redemption may be suspended or the date of payment postponed during any period when (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange commission or such exchange is closed for other than weekends or holidays; (b) an emergency exists as determined by the Securities and Exchange Commission making sales or purchases of portfolio securities or valuation of the Fund not reasonably practicable; or (c) for such other period as the Securities and Exchange Commission may permit for the protection of the Fund's shareholders. At various times, the Fund may be requested to redeem shares for which it has not yet received confirmation of good payment; in this circumstance, the Fund may delay the redemption until payment for the purchase of such shares has been collected and confirmed to the Fund.

                  The Fund intends to pay cash (U.S. dollars) for all shares redeemed, but, under abnormal conditions which make payment in cash unwise, the Fund may make payment partly in its portfolio securities. Although the Fund does not anticipate that it will make any part of a redemption payment in securities, if such payment were made the investor may incur brokerage costs in converting such securities to cash. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which contains a formula for determining the minimum redemption amounts that must be paid in cash. Any portfolio securities issued for an "in kind" redemption will be readily marketable.

                  The redemption proceeds may be more or less than the investor's cost, depending on the market value of the Fund's portfolio securities at the time of redemption.

                                 TAX INFORMATION

       Taxation of the Fund
                  The Fund intends to qualify and elect to be treated as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for each taxable year by complying with all applicable requirements regarding the source of its income, the diversification of its assets, and the timing of its distributions. The Fund's policy is to distribute to its shareholders all of its net investment income and any net realized capital gains for each calendar year in a manner which complies with the distribution requirements of the Code so as to avoid being subject to any federal income or excise taxes. However, the Board of Directors may elect to pay any applicable excise taxes if it determines that payment is, under the circumstances, in the best interests of the Fund.

                  In order to qualify as a regulated investment company the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities, or other income derived with respect to the business of investing in stock; (b) derive less than 30% of its gross income from the sale or other disposition of stock or securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (provided that the securities of any one issuer shall not exceed 5% of the Fund's assets or 10% of the voting securities of the issuer), and (ii) not more than 5% of the Fund's assets is invested in the securities of any one issuer (other than U.S.Government securities or the securities of other regulated investment companies). As such, and by complying with the applicable provisions of the Code, the Fund will not be subject to federal income tax on taxable income (including realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

                  Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

       Taxation of Shareholders

                  Distributions of net investment income and net realized capital gains will be taxable to shareholders whether made in
       cash  or  reinvested  in  shares.   In  determining amounts of net
       realized capital gains to be distributed, any capital loss carryover from prior years will be applied against capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date. Fund distributions will also be included in individual and corporate shareholders income on which the alternative minimum tax may be imposed.

                  Distributions of net investment income (which includes the excess of net short-term capital gain over net long-term capital loss) will be taxed as ordinary income. A portion of the net investment income distributions is expected to qualify for the corporate received deduction, subject to the satisfaction by the corporate shareholder of certain holding and debt financing restrictions. The portion of the distribution deducted by the corporate shareholder must be included in its adjusted alternative minimum taxable income.

                  Any  distributions of Fund's net long-term capital gain
       in excess of its short-term capital loss is treated as long-term capital gain regardless of the length of time the Fund's shares have been held by the shareholder. The maximum federal income tax rate on long-term capital gains income for individuals is currently 28% as contrasted with a federal income tax rate of 39.6% on ordinary income distributions. For corporate shareholders, long-term capital gains income is taxed at the same rate as ordinary income.

                  Sales and redemptions of shares of the Fund may result in gains and losses for tax purposes to the extent of the difference between the proceeds from the shares redeemed and the shareholder's adjusted tax basis for such shares. Any loss realized upon the redemption of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends during such six month period. All or a portion of a loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

       Backup Withholding

                  The Fund or the securities dealer effecting a sale of Fund shares by a shareholder will be required to file information reports with the Internal Revenue Service ("IRS") with respect to distributions, redemptions and other payments made to the shareholders. In addition, the Fund will be required to withhold 20% of federal income tax on distributions, redemptions and other payments made to accounts of individual or other tax exempt shareholders who (i) have not furnished their correct taxpayer identification numbers and certain required certifications on the account application, or (ii) with respect to which the Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to withholding. The Fund will inform investors of the source of their dividends and distributions at the time they are paid, and will promptly after the cost of each calendar year advise investors of the tax status of such distributions and dividends.

       Miscellaneous

                  The above discussion is not intended to be a complete discussion of all applicable federal tax consequences of an investment in the Fun. Distributions and the transactions referred to in the preceding paragraphs may be subject to state or local income taxes, and the treatment thereof may differ from the federal income tax treatment. In particular, under the laws of certain states, distributions of net investment income are taxable to shareholders as dividends, even though a portion of such distributions may be derived from interest on U.S.
       Government obligations which, if received directly by such shareholders, would be exempt from state income tax. Given the passive nature of the income realized and distributed by the Fund, as a very general rule, a shareholder should only be subject to tax on Fund distributions or redemption payments in the state in which the shareholder resides (or has its commercial domicile in the case of a non-individual).

                     DESCRIPTION OF THE PREDECESSOR COMPANY
                              AND THE MANAGEMENT

                  The  Manager's  prior  experience  during the past five
       years was to manage a portfolio of securities of a private investment trust, with similar objectives as the Fund, and to manage the trust's affairs and investments. The officers and managers of the trust are now the officers and managers of the assets of the Fund. The furnishing of the prior performance record of the Manager is material to the investors of the Fund since they will be relying on the managers' past results to make informed decisions on the future prospects of the Fund and whether they wish to invest in the Fund.

                              INDEPENDENT AUDITORS

                   Sanville & Company, Philadelphia, Pennsylvania, has been selected as independent public accountants for East End Mutual Funds, Inc. The financial statements included in the Prospectus have been included in reliance on the report of Sanville & Company, given on the authority of said firm as experts in auditing and accounting.

                             MEASURING PERFORMANCE

                  Performance  information  provides you with a method of
       measuring and monitoring your investments. East End Mutual Funds, Inc. may quote the performance of the Capital Appreciation Series in advertisements or shareholder communications.



       Understanding performance measures:

                  Total return for the Capital Appreciation Series may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return reflects the average annual percentage change in value of an investment over the measuring period. Aggregate total return reflects the total percentage change in value of an investment over the measuring period. Both measures assume the reinvestment of dividends and distributions.

       Performance comparisons:

                 Yield and total return of the Capital Appreciation Series may be compared to those of mutual funds with similar investment objectives and to bond, stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

                  Total return and yield data, as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, Investor's Business Daily and The New York Times, as well as in publications of a local or regional nature, may be used for comparison.

                  The performance of The Capital Appreciation Series may also be compared to data prepared by Lipper Analytical Services, Inc.; Morningstar and Value Line Mutual Fund Service and total returns for the Capital Appreciation Series may be compared to indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, and NASDAQ Composite Index.






                          EAST END MUTUAL FUNDS, INC.

                          Capital Appreciation Series
                          736 West End Avenue, Suite 3A
                          New York, New York 10025-6245
                            Tel. No. 1 800-289-6336

                  The East End Mutual Funds, Inc. Capital Appreciation Series (the "Fund") is series of East End Mutual Funds, Inc. (the "Company"), an open-end, diversified, management investment company registered as such under the Investment Company Act of 1940. The Company may, from time to time, issue additional series, which will have different investment objectives from those of the Fund.



                  This Prospectus sets forth basic information about the Fund that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information, dated October 28, 1996, has been filed with the U. S. Securities and Exchange Commission and is incorporated in its entirety by reference and is available, without charge, upon written request to the Fund at the address above, or by calling the telephone number set out above.


              THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
       BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
       OF  THIS  PROSPECTUS.   ANY  REPRESENTATION  TO  THE CONTRARY IS A
       CRIMINAL OFFENSE.


                        Prospectus dated: October 28,1996

       This document shall not be an offer to sell or a solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any such state.

                                                              PAGE

       Shareholder Transaction Expenses   .    .    .    .    . 2
       Investment Objective of the Fund   .    .    .    .    . 3
       Investment Policies of the Fund    .    .    .    .    . 3
       Other Investment Policies and their Risks                5
       Portfolio Turnover    .    .    .    .    .    .    .    7
       Investment Risks                                         7
       Who Should Invest   .    .    .    .    .    .           8
       How the Fund is Managed  .    .    .    .    .    .      8
       Brokerage Allocation                                     9
       Fund Service Providers   .    .    .    .    .    .    .10
       How to Invest in the Fund     .    .    .    .    .    .11
       How Net Asset Value is Determined  .    .    .    .    .12
       Plan of Distribution     .    .    .    .    .    .    .13
       How to Sell (Redeem) Your Shares   .    .    .    .    .13
       General Information .    .    .    .    .    .    .     15
       Dividends and Distributions   .    .    .    .    .     15.
       Taxation  .    .    .    .    .    .    .    .    .     16
       Retirement Plans    .    .    .    .    .    .    .    .17


       Maximum Sales Load Imposed on Purchases .    .          None
       Maximum Sales Load Imposed on Reinvested Dividends .    None
       Deferred Sales Load .    .    .    .     .              None
       Redemption Fees     .    .    .     .    .    .         None
       Exchange Fee   .    .    .     .    .    .              None


                          Annual Fund Operating Expenses
                      (As a Percentage of Average Net Assets)

       Management Fees     .    .    .    .    .    .    .    .     .79%
       12b-1 Fees     .    .    .    .    .    .    .    .          .39
       Other Expenses .    .    .    .    .    .    .    .         1.59
       Total Fund Operating Expenses .    .    .    .    .    .    2.77%

         The purpose of this table is to assist you in understanding the various costs and expenses that you would bear, directly or indirectly, as an investor of the Fund.



              The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming
       (1) a 5% annual rate of return and (2) redemption at the end of each period:
              1 Year $28  3 Years $86  5 Years $146  10 years $310

              This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.

                        CONDENSED FINANCIAL INFORMATION
                       Audited-  October 2,1995-June 30,1996
       1. Investment income:                                  $  3,093
       2. Expenses, after reimbursement:                         4,617
       3. Net investment loss:                                  (1,524)
       4. Dividends from net investment loss:                   (0.007)
       5. Net realized and unrealized gains on securities:      63,250
       6. Distributions from net realized gains on securities:   0.078
       7. Net increase in net asset value:                       3.328
       8. Net asset value at the beginning of the period:        10.48
       9. Net asset value at the end of the period:              13.73
       10.Expenses to average net assets:                        2.07%
       11.Net investment income to average net assets:          (0.91)%
       12.Portfolio turnover rate:                               65.81%
       13.Number of shares outstanding at end of 6/30/96:       10,612
       14.Total return:                                          31.76%

                               MANAGEMENTS EXPERIENCE

                Commencing January 1, 1989 through December 31, 1994, the principals of East End Investment Management Company, the Fund's investment adviser, managed multiple portfolios, one of which was a portfolio of common stocks having substantially similar objectives, policies, techniques and restrictions as that which will be used to manage the Fund and comparable to the estimated size of the Fund. The cumulative total return of the managed portfolio was 98.39%. Had the Fund's estimated expenses been applicable,the return would have been 88.10%. The period 1989 through 1993 was one of economic growth, recession and recovery with gains and losses in the stock market, while 1994 exhibited losses in stocks and bonds as the Federal Reserve Bank raised interest rates.


                  Prior to January 1, 1989, that portfolio had different investment objectives, policies, techniques and restrictions. Cumulative total returns are historical, include the change in share price, the reinvestment of dividends and capital gains. Of course, there can be no assurance that similar results may be achieved in the future and there is always the risk of loss as well as gain. The Manager's prior experience is provided to investors so that they may make an informed investment decision.

                   Cumulative total return, expenses and fees were calculated in the same manner for the managed account as it will be for the Fund which is: beginning period net asset value was subtracted from the ending period net asset value (including all income and the deduction of fees accrued to the end of the period), the results divided by the beginning net asset value. Market values were calculated at the close of trading, 4:00 p.m., E.D.T.

                          INVESTMENT OBJECTIVE OF THE FUND

                  The investment objective of the Fund is to provide capital appreciation. Income is a secondary objective. While current income will be considered in making Fund investments, it will be of secondary importance. The Fund's investment objective may not be changed without shareholder approval.

                  No assurance can be given that the Fund will attain its objective or that shareholders will be protected from the risk of loss that is inherent in equity investing. Investors may wish to reduce the potential risk of investing in the Fund by purchasing shares on a regular, periodic basis (dollar cost averaging) rather than making an investment in one lump sum.

                            INVESTMENT POLICES OF THE FUND

                  The  East End Investment Management Company, the Fund's
       Manager (hereafter sometimes the "Manager") seeks capital growth and secondarily income by investing up to 95% of the Fund's assets principally in the common stock of companies which, in the Manager's judgment, are exhibiting and are expected to continue
       achieving  above  average  growth  in  sales  and  earnings.   The
       management of those companies selected will have plans to introduce or will have introduced new products, services or marketing innovations that are unique and perceived as needed in the marketplace. However, there is always the risk that the new products or services that are introduced will not be well received or that a marketing innovation will be unsuccessful.

                   Such companies will generally have equity market capitalizations of between $50 million and $10 billion. The Fund may invest up to 15% of its assets in companies which have equity market capitalizations of less than $50 million. The securities of such companies are generally more volatile and speculative and may cause the Fund's portfolio to fluctuate up or down in value, more so than the Standard & Poor's Composite Index.

                  The Manager generally expects the companies selected to
       gain market share within their industry and to maintain yearly gains in sales growth. Two major elements of the disciplined selection process are (1) above average earnings growth and (2) better than average relative price performance of the company's stock. Both fundamental and technical market research are used to locate emerging new potential leaders in an industry.


                  The Fund may invest in securities traded on the New York Stock Exchange, NASDAQ, the American Stock Exchange and in the over-the-counter market.

       When the Manager perceives that the relative risks and rewards of holding equities are less than for debt instruments, as for example when the risk of holding U.S.Treasury bonds is offset by the probable rewards of falling long-term interest rates or when equities are deemed to be overvalued., the investment manager may invest in obligations of the U.S. Government, its agencies and instrumentalities, obligations of foreign governments and corporate bonds with investment grade ratings by Standard & Poor's Corporation ("Standard & Poors"). Up to 50% of the Fund's assets may be invested in the debt instruments described.

                  Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities, if it is not obligated to do so by law.

                   The Manager may also invest up to 10% of the Fund's
       portfolio in a diversified group of high yielding, below investment grade corporate debt securities. No investments will be made in securities that are rated below CCC by Standard & Poor's nor in unrated securities. Securities rated less than BBB by Standard & Poor's are classified as non-investment grade debt securities or "junk bonds". These securities generally have a higher yield but also present higher risks than investment grade bonds. The risks include higher likelihood of default by the issuer, greater price volatility, difficulty in disposing of or valuing the securities under certain market conditions, and the possible adverse effects of economic recession, interest rate increases and changes in public perceptions of the market for these investments. These securities are predominantly speculative. Such securities are considered as speculative by the major credit rating agencies.

       Investing for Defensive Purposes

                  During periods when the Manager deems it advisable for the Fund's portfolio to be more conservatively positioned as when significant adverse market or economic circumstances require immediate action to avoid losses, the investment adviser will invest in short-term liquid and high-grade debt securities that present minimal credit and interest rate risk.

                   Such investments will include bank obligations, commercial paper (which are unissued promissory notes issued by corporations) and obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or by foreign governments.

                  Bank obligations include U.S. dollar-denominated certificates of deposit, bankers' acceptances and short-term time deposits, issued or supported by the credit of United States Government or issued or supported by the credit of a foreign government.

                  Commercial paper purchased by the Fund may include, in addition to that issued by U.S. corporations, obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.

                  Investment   may  also  be  made  in  debt  obligations
       guaranteed by foreign governments.

                  The investment policies of the Fund are, as described above, not fundamental and may be changed without shareholder approval.

                     OTHER INVESTMENT POLICIES AND THEIR RISKS

                  The Fund may also engage, subject to the limitations set forth, in the following investment practices, each of which may involve certain special risks. See "Risk Factors", p.7. Percentage investment limitations will be considered only at the time of investment. The Statement of Additional Information contains more detailed information about some of these investment practices, including limitations designed to reduce risk. The following investment policies may be changed without shareholder approval.

       Lending Portfolio Securities
                   The Fund may lend its investment securities constituting up to 25% of its total assets to qualified institutional investors for the purpose of realizing additional income. A loan of portfolio securities may be either short-term (less than nine months) or long-term. The risk of lending portfolio securities consists of possible delays in receiving the securities or possible loss of rights in the collateral should the borrower fail financially. Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal, at all times, at least 100% of the current market value of the loaned securities. The Fund will have the right to obtain the return of the loaned securities on five-days notice.

       "When-Issued" Securities

                  The Fund may occasionally purchase securities on a "when-issued" basis, for payment and delivery at a future date, typically 15 to 45 days after the commitment to purchase. It is anticipated that such "when-issued" securities will principally be equity securities. The price is generally fixed on the date of commitment to purchase and the value of the security is thereafter reflected in the Fund's net asset value. At the time of settlement, the market value of the security may be more or less than the purchase price. When the Fund purchases "when-issued" securities, a segregated account will be established and maintained with the Fund's custodian in an amount equal, at least, to the when-issued commitments consisting of cash or high-quality liquid debt instruments.


       Warrants

                  The Fund also may invest up to 5% of its net assets in warrants. A reason for investing in warrants is to permit the Fund to participate in an anticipated increase in the market value of a security without having to purchase the security to which the warrants relate. Warrants convey no rights to dividends or voting rights, but only an option to purchase equity securities of the issuer at a fixed price. If such securities appreciate, the warrants may be exercised and sold at a gain, but a loss will be incurred if such securities decrease in value or the term of the warrant expires before it is exercised. The 5% limitation does not include warrants acquired by the Fund in units or attached to other securities.

                                  FOREIGN INVESTMENTS

                  The purchase of foreign securities allows the Manager the flexibility to invest globally when the U.S. market lacks sufficient investment opportunities. The securities of certain foreign issuers are listed directly on one or more national securities exchanges or on NASDAQ. These securities may be bought and sold in the same manner as the securities of U.S. issuers traded there. The securities of other foreign issuers are represented by American Depository Receipts ("ADRs"). ADRs are certificates issued by a U.S. depository bank or trust company and represent the right to receive securities of a foreign issuer deposited with such depository bank or a non-U.S. branch of such depository bank. ADRs are traded on one or more national security exchanges, on NASDAQ or in the over-the-counter market. Investment in ADRs has certain advantages over direct investment in foreign securities traded in foreign markets as for example:

            (i) ADR's are U.S. dollar denominated investments which are easily transferrable and for which market quotations are readily available; and

            (ii) Issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers.

            Fee structures differ widely among ADRs. The depository bank charges an issuance fee when an ADR is created and a similar charge, called a cancellation fee, is levied when the underlying shares are sold back into the local market. Certain depository banks charge fees other than the issuance and cancellation fees, for example, dividend fees and rights issuance fees as well.

                  ADRs may be sponsored by the issuing depository bank or unsponsored. Unsponsored ADRs are riskier. The information available about them may not be current or may be incomplete, they are less liquid and since most of them are traded in the over-the-counter market, the spread between the bid and asked prices are wider, meaning higher transaction costs. The Fund may invest up to 25% of its net assets in U.S. dollar denominated American Depository Receipts, both sponsored and unsponsored.

                   Foreign  investments  may  be  affected  favorably  or
       unfavorably by changes in currency exchange rates and by currency control regulations. There may be less publicly available information about a foreign company than about a U.S. company. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political and economic developments, expropriation and nationalization of assets and imposition of withholding taxes on dividends or interest payments.

       Closed-End Investment Companies

                  The Fund may also invest up to 10% of its total assets in shares of closed-end investment companies that invest in the securities of issuers located in particular countries. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares of closed-end investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

                                PORTFOLIO TURNOVER

                     Although investments are generally made for the long term, the Manager retains the right to trade securities actively for short-term trading profits, irrespective of how long they have been held, if the objective of the Fund would be better served. The annual portfolio turnover of the Fund for the fiscal year was 65.81%. A turnover rate of 100% would occur, for example, if the value of all of the securities held in the Fund's portfolio were replaced within a one-year period. A high turnover rate involves correspondingly higher brokerage commission expenses which would have to be borne directly by a fund. It may also affect the character of capital gains, if any, realized and distributed by a fund since short-term capital gains are taxable as ordinary income.

                  The Fund is subject to certain types of risks. It is subject to the risks of the securities markets in which the portfolio securities of the Fund are traded. Securities markets are cyclical and the prices of the securities traded in such markets rise and fall at various times. These cyclical periods may extend over significant periods of time.

                  The Fund is also subject to the risk that the Manager will not be successful in managing the Fund's portfolio at times. The Manager will make decisions on buying, selling or holding portfolio securities based upon the skills of the Manager in interpreting the available economic, financial and market data.

                  Investors should also be aware that certain of the investment policies of the Fund described above under Other
       Investment Policies may be deemed aggressive and will entail greater than average risk to the extent such policies are implemented. Risks associated with such policies are set forth above under the descriptions for such policies.

                  Certain fundamental investment restrictions which are described in the Statement of Additional Information have been adopted with respect to the Fund. These restrictions are deemed to be fundamental and may not be changed without shareholder approval.

                               WHO SHOULD INVEST

                  The Fund is intended for investors who are seeking growth of capital and income. Although the Fund's Manager may consider current income when making Fund portfolio investments, it is of secondary importance. Investors should not consider the Fund a substitute for fixed income investments.

                             HOW THE FUND IS MANAGED

                  The business affairs of the Fund are managed under the general supervision of the Company's Board of Directors. The Company's officers, its employees and the Manager are responsible for the day-to-day operations of the Fund.

                  East End Investment Management Company, 736 West End Avenue, Suite 3A, New York, NY 10025 (the "Manager") serves as the Fund's investment manager. The Manager has not provided investment management services to any other mutual funds. Under the terms of the Investment Management Agreement, the Manager, for the fee described below, manages the investment and reinvestment of the assets contained in the Fund's portfolio and continuously reviews, supervises and administers the Fund's investment program. The Manager is subject to the authority of the Company's Board of Directors.

                  Messrs.  Aristides M. Matsis and Michael A. Matsis will
       be primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Aristides M. Matsis is president, treasurer and a director and Mr. Michael A. Matsis is vice president, secretary and a director, of the Company and of the Manager. Mr. Aristides M. Matsis, from 1963 to 1993, and Michael
       A. Matsis, from 1987 to 1993, are principals of The Matsis Group which owned and operated a chain of restaurants. Mr. Aristides M.Matsis is a private investor in stocks, bonds and real estate. Mr. Michael A. Matsis graduated from the University of Albany with a degree in business and finance in 1985. Thereafter, he was employed in the brokerage business as a registered representative. Since 1993, he has been registered with the U.S. Securities and Exchange Commission as an investment advisor and, together with Mr. Aristides M. Matsis, he has managed a series of private investment trusts. Over the past five years, Messrs. Matsis have been managing a private investment account with an investment objective and policies similar to those of the Fund.

                   The Manager will receive a fee, payable monthly, for the performance of its services at an annual rate of 1% on the first $500 million of the average net assets of the Fund and 3/4 of 1% on average net assets in excess of $500 million. The fee will be accrued daily for the purpose of determining the offering and redemption price of the Fund's shares.


                  The rate of the management fee to be paid with respect to the Fund is higher than that paid by most other investment companies.

                  The Fund shall bear all of its expenses and all expenses of the Fund's organization, operation and business not specifically assumed or agreed to be paid by the Manager. The Manager will pay or provide for the payment of the cost of such office space, office equipment and office services as are adequate for the Fund's needs; provide competent personnel to perform all of the Fund's executive, administrative and clerical functions not performed by Company employees or agents on behalf of the Fund; and authorize persons who are officers, directors and employees of the Manager who may be designated as directors, officers, and committee members of the Company to serve in such capacities at no cost to the Company or the Fund.

                  The Fund pays all of its other costs and expenses including, among others, interest; taxes; fees and expenses of directors who are non-interested persons; administrative and distribution expenses related directly to the issuance and redemption of Fund shares; expenses of reporting or qualifying shares for sale; charges of custodians and transfer and other agents; costs of preparing, printing and mailing reports and notices to shareholders; charges for legal and auditing services, and other fees and expenses of every kind not expressly assumed by the Manager. See the Statement of Additional Information for a detailed listing of such costs and expenses.

                  The Manager may elect, from time to time, to defer the receipt of some part or all of its management fee or advance money for expenses in order to keep the Fund's annual operating expenses at or below the maximum allowed by any applicable state expense limitation or to maintain the Fund's expense level at or below a set amount as determined by the Manager. Any management fee or portion thereof thus deferred and expenses advanced will be subject to recoupment by the Manager and reimbursement by the Fund, at any time within the three years following the deferral or advancement; provided, the Fund is able to make such reimbursement and remain in compliance with any applicable state expense limitation and further provided, that such payment would not adversely affect the Fund's tax status or have any other adverse tax impact on the Fund or its shareholders. Any deferrals will be shown on the Fund's books as a contingent liability until such time as it is extinguished or expires. The liability of the Fund to make such reimbursement which, as noted, is a contingent liability, takes place at the time the advancement or deferral of expenses occurs.

                              BROKERAGE ALLOCATION

                  The  Investment  Management  Agreement  authorizes  the
       Manager   to  select  brokers  and  dealers  for  the  placing  of
       brokerage orders.

                  In placing brokerage orders, the Manager will use its best efforts to obtain the most favorable prices and executions. The determination of what may constitute the most favorable price and execution in a brokerage order involves a number of factors, including the overall direct net economic result to the Fund (involving both price paid or received, and any commissions or other costs paid), and the efficiency with which the transaction is effected. The sale of Fund shares may be considered when determining the firms which are to execute brokerage transactions for the Fund.


                    The Manager is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and research services provided by the broker.

                    Investment decisions for the Fund will be made independently from those for other accounts that may be managed, from time to time, by the Manager. Investments for such other accounts may also be made in the same securities as the Fund. When a purchase or sale of the same security is made contemporaneously on behalf of the Fund and another account, available investments or opportunities for sales will be executed in a manner which the Manager deems to be equitable. In some instances, this procedure may affect the price paid or received by the Fund or the size of the investment position obtained or sold by the Fund.

                            FUND SERVICE PROVIDERS

                   The Fund could not function without the services provided by certain companies. In addition to the investment management services provided by the Manager, some of the additional services provided by East End Investment Management Company and by others are listed below.

       Custodian; Provident Bank

                    Provident   Bank,   Cincinnati,   Ohio   45202   (the
       "Custodian") holds the investments and other assets that the Fund owns. The Custodian is responsible for receiving and paying for securities purchased; delivering against payment for securities sold; receiving and collecting income from investments; making payments covering expenses of the Fund, and performing other administrative duties, all as directed by persons authorized by the Fund. The Custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Fund. Portfolio securities of the Fund purchased in the United States are maintained in the custody of the Custodian, and may be entered in the Federal Reserve Book Entry System, or the security depository system of The Depository Trust Company.

       Transfer and Administrative Services, Accounting Services
       and  Portfolio  Pricing  Services;  East End Investment Management
       Company
                  East  End  Investment  Management Company, 736 West End
       Avenue, Suite 3A, New York, New York 10025. provides transfer agency, administrative and portfolio pricing services for the Fund. Its function is to maintain, accurately, the account records of the Fund and of all shareholders in the Fund as well as to administer the distribution of income earned as a result of investing in the Fund. East End Investment Management Company also provides accounting services to the Fund including portfolio accounting services, expense accrual and payment services, valuation and financial reporting services, tax accounting services and compliance control services.

                           HOW TO INVEST IN THE FUND

       Initial Investments

                  To open a new account complete and return, by mail, a New Account Application (a New Account Application Form is at the back of this Prospectus) and any required legal documentation together with your check or money order. The completed New Account Application, together with your check or money order and any additional documentation required should be mailed to East End Mutual Funds, Inc., c/o Provident Bank, P.O.Box 691205, Cincinatti, OH 45269-1205 . The amount of your purchase must be equal to or greater than the minimum initial investment requirement of $1,000. If you need assistance with the account registration form or have any questions, please call our Investor Information Department at 1-800-289-6336. Note: For other types of account registrations (such as for corporations, partnerships, trusts or other organizations), please call the Investor Information Department to determine which additional forms you will need.

                   Your  Fund  shares  will  be  purchased  at  the  next
       determined   net  asset  value  after  your  investment  has  been
       received.

       Subsequent Investments

                  Subsequent investments must be in the amount of $250 or more. To make a subsequent investment:

                  Detach and complete the stub attached to your account receipt or statement from your previous investment.
                  Make your check or money order payable to East End Mutual Funds,Inc.
                 Write your shareholder account number on the check.
       Mail your check and investment form to East End Mutual Funds, Inc., Provident Bank, P.O. Box 691205, Cincinatti, OH 45269-1205.

                  All  investments  must  be  made in U.S. dollars and to
       avoid fees and delays, your check should be drawn only on a U.S. bank. A charge may be imposed if any investment check is not honored. The Company reserves the right, in its sole discretion, to withdraw all or any part of the offering made by this prospectus or to reject purchase orders, when in the judgment of management, such withdrawal or rejection is in the best interest of the Fund. The Fund also reserves the right at any time to waive or increase the minimum investment requirements applicable to initial or subsequent investments. No share purchase application is binding till accepted by the Fund.

                  Stock certificates will not be issued. All investor accounts are maintained on a "book-entry" basis. Following any investment, the investor will receive a printed confirmation stating the amount invested, the per share price at which the investment was made, and the number of shares purchased.

                        HOW NET ASSET VALUE IS DETERMINED

                  The price of the Fund's shares is based on the net asset value of the Fund, which is determined once daily as of 4:00 p.m. East Coast time on each day that the New York Stock Exchange is open for business. The per share net asset value of the Fund is determined by dividing the total value of its securities and other assets, less liabilities, by the total number of its shares outstanding. In determining net asset value, securities are valued at the last reported sales price or in the case of securities where there is no reported last sale, the closing bid price. Securities for which market quotations are not readily available are valued at their fair values as determined in good faith by or under the supervision of the
       Company's Board of Directors in accordance with methods which have been authorized by the Board. Short term debt obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value, unless the Manager determines conditions indicate otherwise.

       Taxpayer Identification Numbers

                Shareholders are required by law to provide the Fund with their correct social security or other taxpayer identification number ("TIN"), regardless of whether they file tax returns. Failure to do so may subject a shareholder to penalties. Failure by a shareholder to provide a correct TIN or properly to complete the New Account Application, could result in backup withholding by the Fund of an amount of income tax equal to 31% of any distributions, redemptions or other payments made to the shareholder's account. Any taxes so withheld may be credited against taxes owed on the shareholder's federal income tax return. Once withholding is established, all withheld amounts will be paid to the Internal Revenue Service, from whom such shareholder should seek any refund. If withholding is commenced with respect to any shareholder account, the shareholder should consult with the shareholder's attorney or tax advisor or contact the Internal Revenue Service directly.

               If a shareholder is a non-resident of the United States or other foreign entity, a completed Form W-8 should be provided to the Fund in order to avoid backup withholding on distributions, redemptions or other payments made by the Fund. Payments made to the account of such a shareholder by the Fund may be subject to federal income tax withholding of up to 30% of the amount of such payment in lieu of backup withholding. The amount of backup withholding will change if the tax code so requires in the future.

                  A shareholder which is an exempt recipient must furnish its TIN. Exempt recipients include: certain corporations, tax-exempt pension plans, Keogh and IRA accounts, governmental agencies, financial institutions and registered securities and commodities dealers.

                  For further information regarding backup withholding, see Section 3406 of the Internal Revenue Code and consult with a tax advisor.

       Information   for   Clients   of   Brokers   or   Other  Financial
       Organizations

             If you are a client of a securities broker or other financial organization, you should note that they may charge their clients a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. If you are investing through a securities broker or other financial organization, please refer to their program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

                              PLAN OF DISTRIBUTION

                  The Fund has adopted a Distribution Plan pursuant to which the Fund may incur distribution expenses of up to .50% per annum of the Fund's average daily net assets.

                  The Plan of Distribution provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares including, but not limited to, direct mail promotions; television, radio, newspaper, magazine and other types of mass media advertising; compensation of persons engaged in the marketing and sale of Fund shares; costs of preparing printing and distributing prospectuses and reports to prospective shareholders; costs involved in preparing, printing and distributing sales literature, and the Fund's costs of obtaining information, analyses and reports with respect to market and promotional activities on behalf of the Fund that the Manager deems advisable.

                          HOW TO SELL (REDEEM) YOUR SHARES

                  You may sell (redeem) your shares at any time. You may request the sale of your shares by mail.

       By Mail

       Sale requests should be mailed to:

                 East End Investment Management Company
                 736 West End Avenue, Suite 3A
                 New York, NY 10025-6245

       Should you wish to send your redemption request by overnight courier, the request for redemption should be sent to:

                 East End Investment Management Company
                 736 West End Avenue, Suite 3A
                 New York, NY 10025


       The selling price of the shares being redeemed will be the Fund's per share net asset value next calculated after receipt of all required documents in Good Order.

       Good Order means that the request must include:
       1.   Your account number.
       2.   The number of shares to be sold (redeemed).
       3. The signatures of all account owners exactly as they are registered on the account.
       4.   Required signature guarantees.
       5. Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

       Signature Guarantees -

             A signature guarantee of each owner is required to redeem shares for all size transactions and in the following additional situations: (i) if you change the ownership on your account; and
       (ii) if a change of address request is made, a redemption will not be processed until a signature guarantee is received in proper form.

                  Signature guarantees are designed to protect both you and the Fund from fraud. To obtain a signature guarantee you should visit a commercial bank, trust company, broker-dealer or other member of a national securities exchange, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions, and be accompanied by the words "Signature Guarantee."

       Redemption at the Option of the Fund

                  If the value of the shares in a shareholder's account is less than $1,000, the Company may notify the shareholder that, unless the shareholder's Fund account is increased to $1,000 in value, it will redeem all the shareholder's shares and close the account by paying the shareholder the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. The Company will give the shareholder thirty days after it sends the notice to bring the account up to $1,000 before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. This right of redemption shall not apply if the value of a shareholder's account drops below $1,000 as the result of market action.

                  The Company reserves this right because of the expense to the Fund of maintaining very small accounts.

                              GENERAL INFORMATION

                  East  End  Mutual Funds, Inc. was organized on December
       22, 1993 as a corporation under the laws of the State of Maryland and is registered with the U.S. Securities and Exchange Commission as an open-end, diversified, management investment company of the series type. It is authorized to issue two million shares of $.001 par value common capital stock. The Company's Articles of Incorporation permit its Board of Directors to classify any unissued shares into one or more classes. Pursuant to this provision, the Board has authorized the issuance of one million shares of the Fund. While the Fund is currently the only series of the Company, the Board of Directors may, from time to time, issue other series, the assets and liabilities of which will be separate and distinct from any other series.

                  Shares issued with respect to the Fund have no preemptive, conversion or subscription rights. Each whole share will be entitled to one vote as to any matter on which a vote is authorized and each fractional share shall be entitled to a proportionate fractional vote. Shareholders have equal and exclusive rights as to dividends and distributions, as declared by the Company with respect to the Fund, and to the net assets of the Fund upon liquidation or dissolution. The shareholders of the Fund, as a separate series of the Company, vote separately on matters affecting only the Fund (e.g. approval of the Investment Management Agreement, a change in investment policy); all series of the Company will vote as a single class where the interests of each class in the matters to be acted upon are identical.

                        DIVIDENDS AND DISTRIBUTIONS

                 The  Company  currently intends to distribute all of the
       Fund's net investment income and net capital gains, if any, at least annually. Such distribution will consist of substantially all of the net investment income for the calendar year plus substantially all of the net long and short term capital gains for the twelve month period ending on December 31 of such calendar year. A second distribution, if required to avoid the imposition of tax on the Fund, will be declared and paid following the end of the Fund's Taxable year and will include any undistributed net investment income and net capital gain for such taxable year, to the extent deemed necessary by the Company. The amount and frequency of distributions by the Company with respect to the Fund are not guaranteed and are subject to the discretion of the Company's Board of Directors.

                 Dividends paid by the Company with respect to the Fund are derived from its net investment income. The Fund's net investment income is made up to dividends received from the stocks it holds, as well as interest accrued and paid on money market instruments and other fixed-income obligations held in its portfolio.

                 The Fund realizes capital gains when it sells a security for more than it paid for it. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year. Gains on securities sales held for 90 days or less shall not exceed 30% of the Fund's income including capital gains as long as such sale is considered as a disqualification as a regulated investment company under the Internal Revenue Code.


                  You  must  elect  one  of  the  following  distribution
       options.    You  may  make  such  election  on  your  New  Account
       Application form.

                     1. Automatic Reinvestment Option - All dividends and capital gains distributions will be re-invested in additional Fund shares.
                     2. Cash Option - all dividends and capital gains distributions will be paid in cash.

                  If you do not elect one of the above Options, Option number 1 will be selected for you automatically. You may change your Option by writing to the Transfer Agent, East End Investment Management Company, 736 West End Avenue, Suite 3A, New York, NY 10025.

                   The   election   is   effective   for   dividends  and
       distributions with a record date seven or more business days after the date the Transfer Agent is notified of the election.

                                TAXATION

                  As with any investment, you should consider the tax implications of an investment in the Fund. The following is only a short summary of the important tax considerations generally affecting the Fund and its shareholders. You should consult your tax adviser with specific reference to your own tax situation.

       Federal Taxes. The Fund intends to qualify and maintain its qualification as a "regulated investment company" under the Internal Revenue Code (hereafter the "Code"), meaning that to the extent a fund's earnings are passed on to shareholders as required by the Code, the Fund itself is not required to pay federal income taxes on the earnings.

                  In order to so qualify, at least 90% of the investment company taxable income of the Fund will be paid as dividends. Investment company taxable income includes taxable interest and dividends. To the extent you receive such a dividend based on either investment company taxable income or a distribution of the excess of net short-term capital gain over net long-term capital loss, you would treat that dividend or distribution as ordinary income in determining your gross income for tax purposes, whether or not you received payment in the form of cash or additional shares. Unless you are exempt from federal income taxes, the dividends and short-term capital gain distributions you receive from the Fund will be taxable to you as ordinary income.

                  Any distribution you receive of net long-term capital gain over net short-term capital loss will be taxed as long-term capital gain no matter how long you have held Fund shares. If you hold shares for six months or less, and during that time receive a distribution that is taxable as long-term capital gain, any loss you might realize on the sale of those shares will be treated as a long-term capital loss to the extent of the distribution.

                  Before  you  purchase  shares  of  the Fund, you should
       consider the effect of both dividends and capital gain distributions that are expected to be declared or that have been declared but not yet paid. When a Fund makes these payments, its share price will be reduced by the amount of the payment, so that you will in effect have paid full price for the shares and then received a portion of your price back as a taxable dividend distribution.

                  The Fund will notify you annually as to the tax status of dividend and capital gains distributions paid by the Fund. Such dividends and capital gains may be subject to state and local taxes.

                  In the event a shareholder fails to furnish and certify a taxpayer identification number (See "Taxpayer Identification Numbers," p.12), or the Internal Revenue Service notifies the Fund that a shareholder's taxpayer identification number is incorrect, or that withholding is otherwise required, the Fund will commence withholding on such shareholder's account.

                  Any dividends declared by a fund in October, November or December of a particular year and payable to shareholders of record during those months will be deemed to have been paid by the Fund and received by shareholders on December 31st., of that year, as long as the dividends are actually paid in January of the following year.

                  Shareholders in the Fund may realize a taxable gain or loss when redeeming shares of the Fund depending on the difference in the prices at which the shareholder purchased and sold the shares.

           State and Local Taxes Generally. Because your state and local taxes may be different than the federal taxes described above, you should see your tax adviser regarding these taxes.

                                 RETIREMENT PLANS

                  You may open a new Self-Directed Individual Retirement Account (IRA) through the Fund, or rollover an existing plan.
       The initial setup fee is $5.00 plus an annual maintenance of $10.00. A prototype Individual Retirement Account and custody agreement is available, which provides that the Fund's Custodian Bank will hold the investments in your plan for safekeeping and furnish necessary administrative services.

                  These  fees  are in addition to the usual  charges paid
       by   the   Fund  and  will  be  deducted  automatically  from  the
       participants account.  Retirement Plan fees may change.

                  New  or  Rollover,  Simplified  Employer  Pension Plans
       (SEP), Keogh, 401(K), Qualified Profit Sharing or Money Purchase Pension Plans are available for employers and their employees. Existing retirement plans may be transferred from any mutual fund, bank, insurance company or broker to this Fund.

                  If your employer offers a retirement plan that allows you to make your own investment decisions, you may purchase shares of the Fund for your plan.

                  Shares of the Fund may be purchased for your existing Self-Directed Retirement Plan through your broker.

                              Shares purchased directly through the Fund
have no sales charges; when purchased through a broker, a fee may be charged.

                  New accounts may be opened by completing the attached application. Shares may be purchased for existing accounts by contacting your broker or plan administrator. The Fund's CUSIP number is 272117102

                  Additional information can be obtained by calling 1-800 289-6336, during business hours, East Coast time.








                                SELLING AGREEMENT


        East End Mutual Funds, Inc. located at 736 West End Avenue, Suite 3A, New York, New York 10025, is a open end investment management company registered under the Investment Company Act of 1940, hereinafter referred to as the "Fund" and a registered dealer referred to as the "Dealer", for good and valuable consideration do hereby agree that the "Dealer" will act as a distributor of the "Funds" shares and to promote the sale of the same under the following terms and conditions, that:

        The "Dealer" will solicit new orders of the "Funds" shares at the prevailing net asset value as determined by the "Fund" daily.

        The "Fund" agrees to pay the "Dealer" for the services above, a continuing 12-(b)1 fee of 50 basis points (one half of one percent) annually, for the period - prorata in arrears, the "Dealers" customer is invested in the "Fund", at the rate of 12-1/2 basis points (one eighth of one percent) within 20 days of the quarter's end in March, June, September and December. The fee shall be based on the value of the customers shares at the end of each month.

        The shares of stock purchased will be issued by the "Fund" only against receipt of the purchase price, collected New York Clearing House funds. If payment of the shares is not received within 7 days after the date of confirmation, the sale may be cancelled immediately by the "Fund" or its agents, without any responsibility or liability on the part of the "Fund" or its agents as a result of the "Dealers" delay or failure to make payment as agreed.

        Initial investments shall be at least $1,000 and $250 for subsequent investments, there shall be no other minimums.

        In the purchase of shares of stock thru the "Fund", you must rely only on the information contained in the offering Prospectus. The "Dealer" may only publish advertisements and distribute sales literature or other written material to the public that is furnished by the "Fund" or has its prior written approval.

        This Agreement is in all respects subject to statements regarding the sale and repurchase or redemption of shares of stock made in the offering Prospectus and to the Rules of Fair Practice of the National Association of Securities Dealers, Inc. which shall control and override any provision to the contrary in this Agreement.

        The terms and conditions of this "Agreement" are governed by the rules and regulations of the appropriate federal and state governing bodies the National Association of Securities Dealers, Inc. and any other agencies having jurisdiction thereof.

        The "Dealer" warrants that he and his sales representatives are registered with the appropriate governing bodies and agencies regulating distribution of shares of mutual funds, and the National Association of Securities Dealers, Inc. and will promptly notify the "Fund" if it ceases to be registered.

        This  agreement  is  not  intended  to  constitute a partnership,
        joint   venture   or  affiliation  between  the  "Fund"  and  the
        "Dealer".

        The "Fund" appoints the "Dealer" as one of its agents whose authority and liability is limited to distribution of the "Funds" shares - which shall be non-exclusive.

        In the event of a dispute the parties will submit to binding arbitration under Rule 3710 of the National Association of Securities Dealers, the cost of arbitration shared equally between the parties.

        This appointment may be cancelled at will by either party on 90 days written notice for any reason whatsoever without penalty.

        If any part or parts of this agreement become null and void by any act of law, rule or regulation the remaining part of this agreement shall remain in full force and effect as is practical.

        Any notices shall be given by mail at the address above.

        Accepted: this
        day of          , 199



            _______________________              ______________________
        By: Aristides Matsis, Pres.          By:
            East End Mutual Funds, Inc.